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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2001



                             VA LINUX SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                               000-28369                              77-0399299
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(STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)
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                              47071 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (510) 687-7000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

     VA Linux Systems, Inc. (the "Company") hereby incorporates the information called for in this Item 5 by reference to the Company's press release published on February 20, 2001, announcing the Company's financial results for its second quarter ended January 27, 2001. The text of the press release is filed as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.
          --------

           99.1     Text of Press Release dated February 20, 2001.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VA LINUX SYSTEMS, INC.
                                       a Delaware corporation


Dated: February 26, 2001               By: /s/ Todd B. Schull
                                           ------------------------------------
                                           Todd B. Schull
                                           Vice President, Finance, and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


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
Exhibit Number    Description
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
    99.1          Text of Press Release dated February 20, 2001.
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